Stockholders' Equity	12 Months Ended
Jun. 30, 2020
Equity [Abstract]
Stockholders' Equity

Note 8 - Stockholders' Equity

Common and Preferred Stock

Upon the closing of the Merger, our certificate of incorporation was amended and restated to have one single class of common stock and 75,000,000 authorized shares of common stock, par value $0.0001 per share.

We also entered into a series of securities purchase agreements with certain investors (the "PIPE Investors"), whereby we issued 901,074 shares of Class A common stock (the "Private Placement Shares") for an aggregate purchase price of $9.2 million (the "Private Placement"), which closed simultaneously with the consummation of the Mergers. Upon the closing of the Mergers, the Private Placement Shares were automatically converted into shares of Akerna common stock on a one-for-one basis.

The proceeds received from the Mergers totaled approximately $18 million, which is net of $4.4 million of underwriting discounts and commissions and other expenses related to the Mergers.

We also have 5,000,000 authorized shares of preferred stock, $0.0001 par value per share, of which none are issued and outstanding. The holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. Subject to the prior rights of all classes or series of stock at the time outstanding having prior rights as to dividends or other distributions, all stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. Subject to the prior rights of creditors of the Corporation and the holders of all classes or series of stock at the time outstanding having prior rights as to distributions upon liquidation, dissolution, or winding up of the Corporation, in the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative, preemptive rights, or subscription rights.

Warrants

In connection with MTech's initial public offering, we sold 5,750,000 units at a purchase price of $10.00 per unit, inclusive of 750,000 units sold to the underwriters on February 8, 2018, upon the underwriters' election to fully exercise their over-allotment option. Each unit consisted of one share of MTech's common stock and one warrant ("Public Warrant"). Each Public Warrant entitled the holder to purchase one share of MTech's common stock at an exercise price of $11.50. Upon the Mergers, the Public Warrants were converted to those of Akerna at the exchange ratio of one-for-one.

A summary of the status of common stock warrants as of June 30, 2020 and the changes during the two years then ended, is presented in the following table:

	Shares Issuable Under Warrants	Weighted-average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
Outstanding as of July 1, 2018	5,993,750	$11.50	—	$—
Issued	189,365	11.50	—	—
Exercised	—	—	—	—
Expired/canceled	—	—	—	—
Outstanding at June 30, 2019	6,183,115	$11.50	4.97	$2,473,000
Issued	—	—	—	—
Exercised	(369,311)	—	—	—
Expired/canceled	—	—	—	—
Outstanding at June 30, 2020	5,813,804	$11.50	3.97	$—

There was no aggregate intrinsic value for the warrants outstanding as of June 30, 2020.